Exhibit 99.3

AMENDED AND RESTATED FACTORING AGREEMENT

THIS AMENDED AND RESTATED FACTORING AGREEMENT ("Agreement") made and executed this 7th day of February, 2006 by and between Everlast Worldwide Inc., Everlast World’s Boxing Headquarters Corporation, Everlast Sports Mfg. Corp. ("Client") and WELLS FARGO CENTURY, INC. ("Factor")

RECITALS

1.      Everlast Worldwide Inc. (or a predecessor thereof) and Factor (or a predecessor thereof) entered into a Factoring Agreement, dated as of August 21, 1992, as amended from time to time (the “Factoring Agreement”).

2.      The parties hereto have agreed to further amend and restate the Factoring Agreement on the terms and conditions set forth below:

1. Purchase of Accounts Receivable:

1.1              Appointment as Factor. Client hereby appoints Factor to act as its sole factor. Client hereby agrees to assign and sell, and does hereby assign and sell, to Factor, and Factor hereby agrees to purchase all of Client's Receivables whether now existing or hereafter arising without any further act or instrument. For all purposes hereof, the term "Receivables" shall mean and include all accounts, contract rights, general intangibles, chattel papers, instruments, documents and all forms of obligations owing to Client arising from or out of the sale of merchandise and/or the rendition of services, all proceeds thereof, all Client's: a) rights to merchandise represented thereby; b) rights under insurance policies cov ering merchandise or services; c) rights against carriers of said merchandise; and d) right, title, security interests and guarantees with respect to each Receivable, including all rights of replevin and reclamation and stoppage in transit and all other rights of an unpaid seller of merchandise or services.

1.2              Written Credit Approval. Client may submit to Factor the principal terms of each customers' orders for written credit approval. Factor may, in its discretion, approve in writing all or a portion of Client's customers' orders either by establishing a credit line limited to a specific amount for a specific customer, or by approving all or a portion of a proposed purchase order submitted by Client ("Approved Receivables"). No credit approval shall be effective unless in writing and unless the goods are shipped or the services rendered within the time specified in the written credit approval or within 30 days after the approval is given, if no time is specified. No written credit approval or terms of sale shall be changed without Factor's written approval. Factor shall have the right to withdraw its credit approval or withdraw or adjust a credit line at any time before delivery of merchandise or rendition of services. Factor shall not be liable to any person or in any manner for refusing to approve the credit of any customer.

1.3              Written Schedules. Client shall execute and deliver to Factor written schedules of all Receivables sold or assigned hereunder in form satisfactory to Factor, together with copies of customer's invoices or the equivalent and upon Factor's request, conclusive evidence of delivery for all goods sold or rendition of services and all other information or documents Factor may require. Client's failure to execute and deliver such schedule of Receivables shall not affect the assignment of such Receivables hereunder.

1.4              Remittances. All customers' invoices shall be marked indicating that the Receivable evidenced by the invoice is owned by and payable to Factor in a manner satisfactory to Factor. All remittances, checks, bills and other proceeds of sales shall be property of Factor and Client authorizes Factor to endorse its name on any and all checks or other forms of remittances received in payment of Receivables whenever such endorsement is deemed to be necessary by Factor to effect collection thereof. If any remittances are made directly to Client, Client shall hold the same in trust for the benefit of Factor and will immediately deliver to Factor the identical checks, documents, instruments or moneys received in the same form as received by Client. Client has been advised that Factor may employ a lockbox account for the deposit of remittances received in payment of Receivables, and Client consents thereto.

1.5              Application of Remittances from Customers. As between Client and Factor, all remittances, distributions and insolvency dividends, recoveries or other payments whether made in the ordinary course or otherwise (“Remittances”) received from a customer shall be deemed to be applied first to the oldest invoices due from such customer, notwithstanding any remittance advice from the customer to the contrary. However, insofar as Factor shall have assumed the credit risk with respect to only a portion of the indebtedness due or to become due from a customer, all Remittances shall be applied first to the indebtedness then subject to Factor’s credit risk.

1.6.             Credit Limits. Factor may limit its purchase of Receivables arising from sales to any one customer, and in such event, and in any instance in which Factor does not approve the credit standing of that customer or the terms of sale, Factor nevertheless agrees to purchase such Receivables from Client and Client shall sell and assign the same to Factor hereunder, but with full recourse to Client in the event of nonpayment thereof for any reason whatsoever ("Non-Approved Receivables").

1.7              Minimum Amounts. All sample sales or invoices in the amount of $100 or less shall be with full recourse to Client in the event of nonpayment thereof for any reason whatsoever regardless of whether or not the same was approved as to credit. As to Non-Approved Receivables, Factor shall have the right to charge the same back at any time, together with interest, if any.

2. Representations and Warranties.

2.1              Receivables. Client represents and warrants that each and every Receivable now or hereafter assigned to Factor: a) represents a bona fide sale and delivery of merchandise or rendition of services to customers in the ordinary course of its business; b) represents merchandise or services which have been received and accepted by Client's customers without dispute or claim of any kind and shall be free and clear of any offset, deduction, counterclaim, lien, encumbrance or any other claim or dispute (real or claimed), including, without limitation, claims or disputes as to price, terms, delivery, quantity or quality and claims of release from liability or because of any act of God, or a public enemy, or war, or because of the requirements of law or of rules, orders or regulations having the force of law; c) will be for an amount certain payable in United States funds in accordance with the terms of the invoice covering said sale, which shall not be changed without Factor's written approval; d) except for Factor's security interest therein, there are no security interests, liens or encumbrances thereon and it will at all times be kept free and clear of same except in Factor's favor; e) Client has title thereto and Client has the legal rights to sell, assign, transfer and set over the same to Factor; f) all documents to be delivered to Factor in connection therewith will be genuine and be enforceable. Client agrees to indemnify Factor against any liability, loss or expense caused by or arising out of the rejection of merchandise or services or claims or deductions of every kind and nature by Client's customers, other than those resulting from the financial inability of Client's customer, whose credit standing Factor has approved, to make payment.

2.2              Chargebacks. In the event of Client's breach of any of the foregoing representations and/or warranties, Factor shall have, in addition to all other rights under this Agreement, the right to chargeback to Client immediately the full amount of the Receivables affected thereby together with interest, but such chargeback shall not be deemed a reassignment thereof, and Factor shall retain a security interest in such Receivable and in the merchandise represented thereby until such Receivable is fully paid, settled or discharged and all Client's Obligations (as hereinafter defined) to Factor are fully satisfied. Factor shall not, however, have the right to chargeback to Client any Approved Receivable which is unpaid solely because of such customer's financial inability to pay.

3. Purchase Price

3.1              Calculation of Purchase Price. The purchase price ("Purchase Price") of Receivables sold and assigned hereunder shall be the net amount thereof, as herein defined, less the amount of Factor's commission on the purchase of such Receivables as provided in Section 4 hereof. As used herein, the term "net amount" of Receivables shall mean the gross amount of Receivables less returns, allowances and discounts to, or taken by, customers upon shortest or longest selling terms, as Factor may elect. Such Purchase Price, less: a) any reserves which Factor may have established; b) any sums advanced, remitted or otherwise paid to Client or for Client's account or debited to Client's account; and c) any other charges authorized hereunder, shall be payable by Factor to Client five (5) business days after collection of the Receivables (the "Payable Date"). However, if any Approved Receivable as to which Factor has approved the credit standing of the customer shall not be paid by reason of the customer's bankruptcy, Factor will pay Client the Purchase Price thereof on the first business day of the month following such customer's bankruptcy conditioned upon (i) such customer’s acknowledgement that it has no disputes, claims, defenses or offsets with respect to such Approved Receivables, or (ii) in the absence of such acknowledgement, such customer’s filing of its Schedules of Assets and Liabilities with the Bankruptcy Court of appropriate jurisdiction, indicating that the Approved Receivables are not disputed. Payments made by Factor on Approved Receivables which are subsequently disputed by the customer are subject to, among other things, the provisions of Section 2.2 relating to Chargebacks.

3.2              Advances. Factor may, at Client's request but in Factor's sole discretion, make advance payments to Client with respect to the Purchase Price of Receivables prior to the aforesaid time or times of Factor's obligation to make payment thereof in an amount up to 85% of the net amount thereof. Such advance payments, which shall be debited by Factor to Client's account with Factor, shall bear interest at the Contract Rate (as that term is defined in Section 4.4 hereof) from the date of such advance until the Payable Date.

3.3              Reserves. Factor may reserve out of the Purchase Price of all Receivables sold and assigned an amount which, in Factor's judgment, is sufficient to protect it against possible returns, claims, allowances, expenses and recourse to Client on Receivables sold and assigned to Factor and against other contingencies for which Client may be chargeable hereunder.

3.4              Overadvances. From time to time Client may request advances from Factor in excess of the advance formula set forth in Section 3.2 or as provided in the advance formulas set forth in the latest projections submitted by Client and approved by Factor including, where applicable, advances against Client’s Inventory (“Overadvances”). Factor may in its sole discretion make such Overadvances. If Overadvances are outstanding on the last business day of any month, the interest payable hereunder for all Overadvances owed by Client to Factor during such month shall bear interest for said month at the Overadvance Rate (as hereinafter defined) rather than the Contract Rate for such month. The Overadvance Rate shall be equal to the Contract Rate in effect for such month plus 1.5% per annum. The making of all Overadvances are discretionary by Factor, may be terminated at any time, and are payable on demand. Nothing herein shall limit or restrict Factor's right to adjust advance formulas upward or downward based upon Factor's lending criteria and collateral evaluations which are established in Factor's sole discretion. Within five (5) business days after the last business day of each calendar month in which Overadvances made against Inventory are outstanding, Client shall deliver to Factor a Certificate (each an “Inventory Certificate”) setting forth the value of Client’s Inventory, in the form specified by Factor from time to time (“Eligible Inventory”), as of the last business day of the calendar month immediately preceding the calendar month in which such certificate is delivered.

4. Commissions and Interest

4.1              Factoring Commission. For its services hereunder, Factor shall receive a commission equal to one tenth (.001) of one percent of the gross amount of Receivables.

4.2              Extended Terms. The commission specified in Section 4.1 hereof is based upon maximum selling terms of 90 days, and no more extended terms or additional dating shall be granted by Client to any customer without Factor's prior written approval.

4.3              Monthly Statement and Calculation of Interest. Factor will send Client a monthly account current as of the end of each month. Unless Factor receives a written objection to any account current rendered by Factor within thirty (30) days after the mailing of such account current, it shall be deemed accepted by Client and shall become conclusive and binding upon Client. All debit balances shall be payable to Factor on demand and shall bear interest at the rate of interest then in effect as hereinafter provided (herein called the "Contract Rate"); such interest is payable daily but shall be charged to Client's account monthly as a cash advance. The Contract Rate of interest hereunder shall be equal to the Prime Rate (as hereinafter defined) plus 1% per annum. Such Contract Rate is based upon the highest announced prime, base or reference rate charged by Wells Fargo Bank, N. A. to substantial and responsible corporate commercial borrowers ("Prime Rate") which is now 7.25% per annum, and is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged to any particular class or category of customers by such Bank. Such Contract Rate shall be increased or decreased as the case may be, as such Prime Rate is increased or decreased and to the extent thereof; each such change to be effective as at the first of the month following the month the related change in such Prime Rate occurs; but in no event shall the Contract Rate of interest hereunder be less than 6% per annum nor in excess of the maximum rate Factor is permitted to charge by law.

4.5              Credit Balances. On the last day of each month, Factor shall credit Client's account with interest on the average daily balance of matured funds and cash collateral in Client's account, if any, at the Prime rate minus 3% per annum.

5. Security Interest

5.1              Grant of Security Interest. As security for all "Obligations" (as herein defined), Client hereby grants to Factor a continuing security interest in, a general lien upon and/or a right of setoff of, all of Client's presently existing and hereafter created Receivables, General Intangibles (as such term is defined in the Uniform Commercial Code), including, without limitation, any claims for tax refunds from any governmental authority due or to become due to Client which claims are hereby assigned to Factor, all proceeds of letters of credit, all tort claims, all credit balances with Factor and all Client's claims against Factor (whether now or hereafter existing and whether arising under this Agreement or otherwise), instruments, all deposit accounts all computer programs, software, licenses and permits and all Client's property of every kind and description, tangible or intangible, at any time in Factor's possession or subject to Factor's control, whether now or hereafter existing or now owned or hereafter acquired and wherever located and all proceeds of the foregoing. As used herein, the term "Obligations" means and includes all loans, advances, indebtedness, liabilities, obligations, debit balances, covenants and duties owing by Client or any of Client's subsidiaries or affiliates to Factor or Factor's parent, subsidiary or affiliate of every kind and description (whether now or hereafter existing and whether arising under this Agreement or otherwise), direct or indirect, absolute or contingent, due or to become due, including, without limitation, any indebtedness, liabilities or obligations owing by Client to others which Factor has acquired by assignment, participation or otherwise, and further including, without limitation, all interest, fees, charges, expenses and attorneys' fees for which Client may be obligated hereunder. Amounts owing to Factor in respect of Client's purchases from other persons, firms or corporations factored by Factor or its parent, subsidiary or affiliate are to be considered Obligations and as advances against Client's account and may be charged by Factor to Client's account at any time whether before or after the maturity of such amounts.

5.2              Cooperation. Client agrees to execute such further instruments and financing statements as may be required by any law in connection with the transactions contemplated hereby and to cooperate with Factor in the filing or recording and renewal thereof, and Client hereby authorizes Factor (and appoints any person whom Factor designates as its attorney with power) to sign Client's name on any such instrument and on financing statements under the Uniform Commercial Code. Client hereby authorizes Factor to file financing statements containing the following collateral description: "All of Debtor's Assets now owned or hereafter acquired" or such lesser amount of assets as Factor may determine. Recourse to security shall not be required and Client shall at all times remain liable for the repayment on demand of all Obligations.

6. Customer Disputes and Claims: Returned Goods

6.1.             Disputes and Claims. Client shall immediately notify Factor in each instance of the return, rejection, loss of or damage to merchandise represented by any Receivable, of any request for extension of time to pay or request for credit or adjustment, or of any merchandise dispute or other dispute or claim relating to any Receivable or to the merchandise or services covered thereby or tending in any way to diminish the sum certain payable thereon. If any such dispute, controversy or claim is not promptly settled by Client, Factor may, if it so elects, settle, compromise, adjust or otherwise enforce or dispose of by litigation or otherwise, any such dispute, controversy or claim, at Client's expense, and upon such terms and conditions as Factor in its sole discretion shall deem proper, but Factor shall have no obligation to do so. Client shall not grant any allowances, credits or adjustments to customers, nor accept any return of merchandise, without Factor's prior written consent in each instance.

6.2.             Returned Merchandise. If any merchandise shall be returned by or recovered from the customer or held subject to bill and hold invoices, Client shall forthwith pay Factor the full amount of such Receivable, either in cash or by the assignment of new Receivables hereunder, and until such payment or assignment, such merchandise shall be held by Client in trust for the benefit of Factor, shall be segregated and identified by Client as property held in trust for benefit of Factor, and upon Factor's request Client shall, at its expense, deliver the same to Factor or for Factor's account or upon its order to such place or places as Factor may designate. Factor may sell or cause the sale of any such merchandise, at such prices and upon such terms as it may deem proper, and in the event of any public sale thereof, Factor may be the purchaser. The proceeds of any such sale or sales shall first be charged with the costs and expenses of any incident to such sale, and the balance, if any, shall be credited to Client's account.

6.3              Credit Memoranda. Copies of all credit memoranda to be issued to any customer shall be furnished by Client to Factor and only the customer shall be entitled to the benefit thereof.

7. Fees and Expenses

7.1              Monitoring Fees and Other Expenses. Upon Factor's performance of any collateral monitoring function, any field examination, or other business analysis, ("Monitoring") there shall be charged to Client's account, an amount equal to $550 per day, per person, for each person employed to perform such Monitoring together with all costs, disbursements and expenses incurred by Factor during such Monitoring. In addition, Client shall pay to Factor all costs, expenses and liabilities incurred, in connection with: (a) the execution and delivery of this Agreement and any agreement, instrument or document delivered pursuant hereto or in connection herewith (collectively, the "Other Agreements"), including a reasonable allowance for attorneys’ fees; (b) any waiver, amendment, supplement, consent or modification hereof or thereof; and (c) the filing or perfecting of any security interest in any collateral securing the Obligations or any guaranty therefor. Factor shall also be entitled to charge Client's account for all costs and expenses incurred (including reasonable attorneys fees) in connection with: (i) obtaining or enforcing payment of any Obligation; (ii) the prosecution or defense of any action or proceeding concerning any matter arising out of or connected with this Agreement, any Other Agreement, or any of the Receivables assigned hereunder, including, without limitation, effecting collection of Receivables whether by adjustments, litigation or otherwise, and realization upon recovered or returned merchandise and defending successfully in whole or in part any and all actions or proceedings brought by Client; (ii) obtaining performance of the Obligations under this Agreement or any Other Agreement, including, but not limited to, the enforcement or defense of Factor's security interests, assignments of rights and liens as valid perfected security interests; (iii) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any collateral for the Obligations; (iv) any appraisals or re-appraisals of any property (real or personal) pledged to Factor as collateral for the Obligations; and (v) any consultations in connection with any of the foregoing. In addition to the foregoing, Factor shall charge Client's account with fees relating to telecopying, wire transfers, special or additional reports and other services at such rates as shall be charged by Factor to its clients from time to time. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by Client to

Factor shall be payable on demand may be charged to Client's account and shall constitute Obligations hereunder and shall be secured by the collateral therefor.

8. Indemnities

8.1.             Indemnification. Client hereby indemnifies and holds Factor and its affiliates, and their respective employees, attorneys and agents (each, an “Indemnified Person”), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of any financial accommodation having been extended, suspended or terminated under this Agreement or any Other Agreement or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement or any Other Agreement, and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO CLIENT OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

8.2              Taxes. If any tax by any governmental authority (other than income and franchise taxes) is or may be imposed on or as a result of any transaction between Client and Factor, or in respect to sales or the merchandise affected by such sales, which Factor is or may be required to withhold or pay, Client agrees to indemnify and hold Factor harmless in respect of such taxes, and Client will repay Factor the amount of any such taxes, which shall be charged to Client's account, and until Client shall furnish Factor with indemnity therefor (or supply Factor with evidence satisfactory to Factor that due provision for the payment thereof has been made), Factor may hold without interest any balance standing to Client's credit and Factor shall retain its security interest in any and all collateral held by Factor.

9. Termination and Default

9.1              Term. The term of this Agreement shall begin as of the effective date hereof and continue until the last day of the twenty-fourth month hereafter and thereafter shall be automatically renewed from year to year unless terminated on such last day of such month or any anniversary thereof by Client giving Factor at least sixty (60) days prior written notice by registered or certified mail, return receipt requested. Factor shall have the right to terminate this Agreement at any time by giving Client sixty (60) days prior written notice.

9.2.             Defaults. Notwithstanding the foregoing, Factor may terminate this Agreement without notice and all Obligations shall, unless and to the extent that Factor otherwise elects, become immediately due and payable without notice or demand upon the occurrence and during the continuance of any one or more of the following events (each an "Event of Default"): a) Client fails to pay any Obligation when due; b) Client commits any breach of or default in the performance of its representations, warranties or covenants, in any material respect, whether contained herein or in any instrument or document delivered pursuant hereto or in any other Agreement, instrument, or document under which it is obligated to Factor, including, without limitation, the Term Loan Agreement, dated the date hereof, between Client and Factor, provided that, with respect to such other Agreement, instrument or document under which it is obligated to Factor, if Client is entitled to cure any such breach or default, no cure is effected within the time expressly specified therein to so cure; c) Client or any Guarantor, surety or other party liable upon any Obligation (i) makes any false or untrue representation to Factor in connection with this Agreement or any transaction relating thereto; (ii) become(s) unable to pay its debts as they mature; (iii) make(s) a general assignment for the benefit of creditors, suspend(s) the transaction of Client's or any Guarantor's usual business, convene(s) or cause(s) to be convened a meeting of Client or any Guarantor's creditors or principal creditors or take(s) advantage of the insolvency laws of any State, or a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under the Federal Bankruptcy Code is filed by or against Client or any such other party or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of Client's or any such other party's assets or affairs or an order for relief in a case commenced under the Federal Bankruptcy Code is entered, and, with respect to any petition in bankruptcy or for arrangement or reorganization under the Federal Bankruptcy Code filed against Client, such petition remains undissmissed for a period of 30 days; or d) any Guarantor, surety or other party liable upon any Obligations shall die; e) Client shall be dissolved; f) there shall be issued or filed against Client, any Guarantor, surety or other party liable upon any Obligations, any tax lien; g) any Guarantor challenges the effectiveness of or seeks or purports to terminate the effectiveness of the applicable Guaranty; h) any Guarantor fails to comply with the provisions of the applicable Guaranty; (i) there shall be issued or filed against Client any attachment, injunction, execution, or judgment which is not removed within thirty (30) days after same was issued or filed; or (j) on the last business day of any calendar month, the amount of any Overadvances outstanding as of such date, or as of the date of the Inventory Certificate with respect to that calendar month, exceeds seventy percent (70%) of the value on such date of Eligible Inventory.

9.3              Continuing Obligations. Notwithstanding any termination of this Agreement Client shall continue to deliver Receivables information to Factor and turn over all collections to Factor as herein provided until all Obligations shall have been fully paid and satisfied, and until then this Agreement shall remain in full force and effect as to and be binding upon Client, and Factor shall be entitled to retain its security interest in all existing and future Receivables and other security and collateral.

9.4              Remedies. Upon the occurrence of any of the Events of Default specified in Section 9.2 hereof, Factor shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which it has a security interest, such rights and remedies being in addition to all of its other rights and remedies provided for herein. Factor may sell or cause to be sold any or all of such collateral, in one or more sales or parcels, at such prices and upon such terms as it may deem best, and for cash or on credit or for future delivery, without its assumption of any credit risk, and at a public or private sale as it may deem appropriate. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Factor will give Client reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. At any such sale, Factor may disclaim warranties of title, possession, quiet enjoyment and the like and any such disclaimer shall not effect the commercial reasonableness of the sale. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to Client's address shown herein, at least five (5) days before the time of the sale or disposition thereof. Factor may invoice any such sale in Factor's name or in Client's name, as Factor may elect, as the seller, and in such latter event such invoice shall be marked payable to Factor as provided in Section 1.4 hereof. Factor may be the purchaser at any such public sale and thereafter hold the property so sold at public sale, absolutely, free from any claim or right of any kind, including any equity of redemption. The proceeds of sale shall be applied first to all costs and expenses of, and incident to, such sale, (including attorneys' fees), and then to the payment (in such order as Factor may elect) of all Obligations. Factor will return any excess to Client and Client shall remain liable for any deficiency.

10. Miscellaneous

10.1           No Pledge of Credit. Client shall not be entitled to pledge Factor's credit for any purpose whatsoever.

10.2           Waivers. Client waives presentment and protest of any instruments and all notices thereof, notice of default and all other notices to which it might otherwise be entitled. Client shall maintain, at its expense, proper books of account.

10.3           Right of Inspection. Factor shall have the right to inspect and make extracts from such books and all files, records and correspondence at all reasonable times.

10.4           No Pledge or Sale of Receivables. During the term of this Agreement Client shall not sell or assign, negotiate, pledge or grant any security interest in any Receivables or Goods (as said term is defined in Article 9 of the Uniform Commercial Code) to any one other than Factor.

10.5           Organization and Locations. Client certifies that its address as set forth in this Agreement is its mailing address, its chief place of business, and the office at which its records relating to Receivables are kept. Client further certifies that its state of incorporation or organization is the State of Delaware, in the case of Everlast Worldwide Inc, and New York, in the case of Everlast World’s Boxing Headquarters Corporation and Everlast Sports Mfg. Corp., and it shall not change its state of incorporation or organization without Factor's written consent. Client shall not effect any change of its mailing address, its chief place of business, or the office in which its records relating to Receivables are kept, without first giving Factor thirty days prior written notice thereof. Client shall provide to Factor, upon request, a Certificate of Good Standing from the Secretary of State of the state of incorporation or organization of the undersigned and from every state where the undersigned is qualified to do business.

10.6           Financial Statements. Client shall furnish to Factor, and Client shall cause all, corporate guarantors of the Obligations, if any, to furnish quarterly financial statements within 45 days after the end of each of its fiscal quarters, and annual financial statements within 90 days after the end of each of its fiscal years, all in form and substance acceptable to Factor and unaudited, in the case of quarterly statements, and audited, in the case of annual statements, by an independent certified public accountant acceptable to Factor.

10.7           Projections. Client acknowledges that the credit facility described herein and Factor’s willingness to provide the advances and other credit accommodations outlined herein are predicated substantially upon projections prepared by the Client and delivered to Factor prior to the closing of this Agreement and upon which Factor has relied as is entitled to rely upon, including, but not limited to (i) the projected use of cash and attendant loan balances and (ii) availability pursuant to the formulas described herein. Client may, from time to time, submit revised projections to Factor, which Factor may accept and consider modifying the terms of the credit facility, in Factor’s sole discretion.

10.8           Solvency; Governing Law; Jurisdiction. Client warrants that it is solvent, knows of no present or pending situation which could render it insolvent and it will remain solvent during the term of this Agreement. This Agreement is made and is to be performed under the laws of the State of New York and shall be governed by and construed in accordance with said law. Each of the parties to this Agreement expressly submits and consents to the jurisdiction of the Supreme Court of the State of New York in the County of New York, with respect to any controversy arising out of or relating to this Agreement or any amendment or supplement thereto or to any transactions in connection therewith and each of the parties to this Agreement hereby waives personal service of any summons or complaint or other process or papers to be issued in any action or proceeding involving any such controversy and hereby agrees that service of such summons or complaint or process may be made by registered or certified mail to the other party at the address appearing herein; failure on the part of either party to appear or answer within thirty (30) days after such mailing of such summons, complaint or process shall constitute a default entitling the other party to enter a judgment or order as demanded or prayed for therein to the extent that said Court or duly authorized officer thereof may authorize or permit.

10.9           Waiver of Jury Trial. FACTOR AND CLIENT DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, OUT OF, BY REASON OF, OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE INTERPRETATION OR ENFORCEMENT THEREOF OR TO ANY TRANSACTIONS HEREUNDER. IN THE EVENT FACTOR COMMENCES ANY ACTION OR PROCEEDING AGAINST CLIENT, CLIENT WILL NOT ASSERT ANY COUNTERCLAIM, OF WHATEVER NATURE OR DESCRIPTION, IN ANY SUCH ACTION OR PROCEEDING.

10.10         No Waiver of Rights. No failure or delay by Factor in exercising any of its powers or rights hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such power or right preclude other or further exercise thereof or the exercise of any other right or power. Factor's rights, remedies and benefits hereunder are cumulative and not exclusive of any other rights, remedies or benefits which Factor may have. This Agreement may only be modified in writing and no waiver by Factor will be effective unless in writing and then only to the extent specifically stated.

10.11         Notices. All notices and other communications by either party hereto shall be in writing and shall be sent to the other party at the address specified herein.

10.12         Assignment. Factor shall have the right to assign this Agreement and all of Client's rights hereunder shall inure to the benefit of Factor's successors and assigns; and this Agreement shall inure to the benefit of and shall bind Client's respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

EVERLAST WORLDWIDE INC.;

By:	/s/ Seth A. Horowtiz
Name:	Seth A. Horowtiz
Title:	CEO & President

Address:

EVERLAST WORLD’S BOXING
HEADQUARTERS CORPORATION;

By:	/s/ Seth A. Horowtiz
Name:	Seth A. Horowtiz
Title:	President

Address:

EVERLAST SPORTS MFG. CORP.

By:	/s/ Seth A. Horowtiz
Name:	Seth A. Horowtiz
Title:	Presidnet

Address:

WELLS FARGO CENTURY, INC.

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	President

Address:	119 West 40th Street
New York, NY 10018

SCHEDULE A

NONE

SECRETARY'S CERTIFICATE

EVERLAST WORLDWIDE INC.

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them be and they hereby are authorized and empowered to enter into and execute on behalf of this corporation an Agreement with WELLS FARGO CENTURY, INC. (hereinafter called "Wells Fargo Century") relating to the sale, assignment, transfer or negotiation to Wells Fargo Century and/or the grant to it of a security interest in accounts, notes, bills, acceptances and any and all other forms of obligations (collectively referred to as "Receivables"), and/or relating to the consignment, pledge, mortgage or other hypotecation of and/or the granting of a security interest in any merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, buildings and/or other property now or hereafter belonging to or acquired by this corporation, to or with Wells Fargo Century and from time to time to modify or supplement said Agreements and arrangements with Wells Fargo Century as to the terms or conditions on which such Receivables are to be sold, assigned, transferred or negotiated to Wells Fargo Century, and as to the terms or conditions on which merchandise, machinery or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged or otherwise hypothecated to or with Wells Fargo Century and are further authorized and empowered on behalf of this corporation to obtain from Wells Fargo Century loans and/or advances in such amounts and on such terms and conditions as such officer or agent deems proper and to execute supplementary Agreements, notes and other evidences of this corporation's indebtedness with respect thereto, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this corporation are hereby further authorized and empowered from time to time to sell, assign, transfer, deliver, endorse, negotiate or otherwise transfer to Wells Fargo Century and its assigns any and all Receivables now or hereafter belonging to or acquired by this corporation, and to make remittances and payment in respect thereof by checks, drafts or otherwise and from time to time to consign, pledge, mortgage or otherwise hypothecate to or with Wells Fargo Century and/or grant to Wells Fargo Century a security interest in merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, building and/or other property now or hereafter belonging to or acquired by this corporation, and for said purposes to execute and deliver any and all assignments, consignments, schedules, transfers, endorsements, contracts, guaranties, mortgages, security agreements, financing or factoring agreements, financing and continuation statements, instruments of pledge and/or other agreements or instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary convenient or proper to carry out, modify or supplement any such Agreement and arrangements made

2

with Wells Fargo Century hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises; and it was further

RESOLVED, that any officer, agent or nominee of Wells Fargo Century is hereby authorized and empowered, as this corporation's lawful attorney and agent, to execute financing statements on this corporation's behalf and to file same in any appropriate public office and to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit same in any account or accounts of Wells Fargo Century with any Bank, Banker or Trust Company, to deal with any and all such checks, drafts and other instruments or orders for the payment of money and the proceeds thereof as the property of Wells Fargo Century and to otherwise have all powers granted by the terms of any agreements between this corporation and Wells Fargo Century; and it was further

RESOLVED, that said Bank, Banker and Trust Company be, and they hereby are, authorized and requested to receive for deposit to the credit of Wells Fargo Century without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which Wells Fargo Century may or shall make of the said instruments or the proceeds thereof; and it was further

RESOLVED, that the form of Letter of Instructions with Wells Fargo Century attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of this corporation to Wells Fargo Century said Letter of Instructions and to give instructions to Wells Fargo Century pursuant to said Letter; and it was further

RESOLVED, that either the President, Vice President, Secretary, Treasurer or other officer or any agent of the corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of the corporation to Wells Fargo Century (a) a copy of these resolutions together with the names and signatures of the officer or officers or any agent of the corporation authorized to execute said Letter of Instructions and to give instructions pursuant thereto and (b) in case of each subsequent change in the individual holding any such office or any such agent, such fact and the name and signature of the new officer or agent (or officers or agents), and Wells Fargo Century shall be entitled to fully rely and act upon each such certification as and when so made to, and received by it; and was further

RESOLVED, that the form of Authorized Signatures of this corporation attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are

3

authorized and empowered and directed to make, execute and deliver in the name of this corporation to Wells Fargo Century said Authorized Signatures and to give instructions to Wells Fargo Century pursuant to said Authorized Signatures, and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this Corporation or any one or more of them are authorized to make, sign and deliver on behalf of this corporation, letters of credit, amendments to letters of credit, authorize the waiver of discrepancies, and authorize the issuance of air releases and/or steamship indemnities, relative to our Factoring Contract or Security Agreement - Accounts Receivable - Financing, and any supplement thereto with Wells Fargo Century; and it was further

RESOLVED, that in addition to the specific authorizations heretofore conferred upon the officers of the Corporation, the proper officers of the Corporation be and each of them hereby is, authorized and empowered to do or cause to be done any and all further acts and things, including the execution of any and all such further documents, papers and instruments, as they may deem necessary or appropriate in order to carry into effect the purposes and intent of the foregoing resolutions; and it was further

RESOLVED, that all lawful actions taken by the officers of the Corporation prior to the date of this consent with respect to the matters discussed in the foregoing resolutions be, and the same hereby are, in all respects, approved, ratified and confirmed.

I, ___________________ do hereby certify that I am the Secretary of Everlast Worldwide Inc. a corporation organized and existing under and by virtue of the laws of the State of New York, having its principal business in the City of _____________; that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State of New York on the __ day of February 2006, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and/or foregoing Agreement is one of the agreements referred to in said resolutions and was duly executed pursuant thereto.

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

4

Secretary:
	(Print Name)	(Signature)

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

I do further certify that there is no provision in the Certificate of Incorporation or By-Laws of the said corporation or in the laws of the state of its incorporation requiring any vote or consent of shareholders to authorize any of the matter approved in the foregoing resolution and that such power is vested exclusively in its board of directors.

WITNESS my hand and seal of said corporation this __ day of February 2006.

Agent	(Secretary of Everlast Worldwide Inc.)

(CORPORATE SEAL)

5

SECRETARY'S CERTIFICATE

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them be and they hereby are authorized and empowered to enter into and execute on behalf of this corporation an Agreement with WELLS FARGO CENTURY, INC. (hereinafter called "Wells Fargo Century") relating to the sale, assignment, transfer or negotiation to Wells Fargo Century and/or the grant to it of a security interest in accounts, notes, bills, acceptances and any and all other forms of obligations (collectively referred to as "Receivables"), and/or relating to the consignment, pledge, mortgage or other hypotecation of and/or the granting of a security interest in any merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, buildings and/or other property now or hereafter belonging to or acquired by this corporation, to or with Wells Fargo Century and from time to time to modify or supplement said Agreements and arrangements with Wells Fargo Century as to the terms or conditions on which such Receivables are to be sold, assigned, transferred or negotiated to Wells Fargo Century, and as to the terms or conditions on which merchandise, machinery or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged or otherwise hypothecated to or with Wells Fargo Century and are further authorized and empowered on behalf of this corporation to obtain from Wells Fargo Century loans and/or advances in such amounts and on such terms and conditions as such officer or agent deems proper and to execute supplementary Agreements, notes and other evidences of this corporation's indebtedness with respect thereto, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this corporation are hereby further authorized and empowered from time to time to sell, assign, transfer, deliver, endorse, negotiate or otherwise transfer to Wells Fargo Century and its assigns any and all Receivables now or hereafter belonging to or acquired by this corporation, and to make remittances and payment in respect thereof by checks, drafts or otherwise and from time to time to consign, pledge, mortgage or otherwise hypothecate to or with Wells Fargo Century and/or grant to Wells Fargo Century a security interest in merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, building and/or other property now or hereafter belonging to or acquired by this corporation, and for said purposes to execute and deliver any and all assignments, consignments, schedules, transfers, endorsements, contracts, guaranties, mortgages, security agreements, financing or factoring agreements, financing and continuation statements, instruments of pledge and/or other agreements or instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary convenient or proper to carry out, modify or supplement any such Agreement and arrangements made with Wells Fargo Century hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises; and it was further

6

RESOLVED, that any officer, agent or nominee of Wells Fargo Century is hereby authorized and empowered, as this corporation's lawful attorney and agent, to execute financing statements on this corporation's behalf and to file same in any appropriate public office and to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit same in any account or accounts of Wells Fargo Century with any Bank, Banker or Trust Company, to deal with any and all such checks, drafts and other instruments or orders for the payment of money and the proceeds thereof as the property of Wells Fargo Century and to otherwise have all powers granted by the terms of any agreements between this corporation and Wells Fargo Century; and it was further

RESOLVED, that said Bank, Banker and Trust Company be, and they hereby are, authorized and requested to receive for deposit to the credit of Wells Fargo Century without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which Wells Fargo Century may or shall make of the said instruments or the proceeds thereof; and it was further

RESOLVED, that the form of Letter of Instructions with Wells Fargo Century attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of this corporation to Wells Fargo Century said Letter of Instructions and to give instructions to Wells Fargo Century pursuant to said Letter; and it was further

RESOLVED, that either the President, Vice President, Secretary, Treasurer or other officer or any agent of the corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of the corporation to Wells Fargo Century (a) a copy of these resolutions together with the names and signatures of the officer or officers or any agent of the corporation authorized to execute said Letter of Instructions and to give instructions pursuant thereto and (b) in case of each subsequent change in the individual holding any such office or any such agent, such fact and the name and signature of the new officer or agent (or officers or agents), and Wells Fargo Century shall be entitled to fully rely and act upon each such certification as and when so made to, and received by it; and was further

RESOLVED, that the form of Authorized Signatures of this corporation attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are authorized and empowered and directed to make, execute and deliver in the name of this

7

corporation to Wells Fargo Century said Authorized Signatures and to give instructions to Wells Fargo Century pursuant to said Authorized Signatures, and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this Corporation or any one or more of them are authorized to make, sign and deliver on behalf of this corporation, letters of credit, amendments to letters of credit, authorize the waiver of discrepancies, and authorize the issuance of air releases and/or steamship indemnities, relative to our Factoring Contract or Security Agreement - Accounts Receivable - Financing, and any supplement thereto with Wells Fargo Century; and it was further

RESOLVED, that in addition to the specific authorizations heretofore conferred upon the officers of the Corporation, the proper officers of the Corporation be and each of them hereby is, authorized and empowered to do or cause to be done any and all further acts and things, including the execution of any and all such further documents, papers and instruments, as they may deem necessary or appropriate in order to carry into effect the purposes and intent of the foregoing resolutions; and it was further

RESOLVED, that all lawful actions taken by the officers of the Corporation prior to the date of this consent with respect to the matters discussed in the foregoing resolutions be, and the same hereby are, in all respects, approved, ratified and confirmed.

I, ___________________ do hereby certify that I am the Secretary of Everlast World’s Boxing Headquarters Corporation. a corporation organized and existing under and by virtue of the laws of the State of New York, having its principal business in the City of _____________; that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State of New York on the __ day of February 2006, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and/or foregoing Agreement is one of the agreements referred to in said resolutions and was duly executed pursuant thereto.

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

Secretary:
	(Print Name)	(Signature)

8

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

I do further certify that there is no provision in the Certificate of Incorporation or By-Laws of the said corporation or in the laws of the state of its incorporation requiring any vote or consent of shareholders to authorize any of the matter approved in the foregoing resolution and that such power is vested exclusively in its board of directors.

WITNESS my hand and seal of said corporation this __ day of February 2006.

Agent	(Secretary of Everlast World’s Boxing
Heaadquarters Corporation)
(CORPORATE SEAL)

9

SECRETARY'S CERTIFICATE

EVERLAST SPORTS MFG. CORP.

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them be and they hereby are authorized and empowered to enter into and execute on behalf of this corporation an Agreement with WELLS FARGO CENTURY, INC. (hereinafter called "Wells Fargo Century") relating to the sale, assignment, transfer or negotiation to Wells Fargo Century and/or the grant to it of a security interest in accounts, notes, bills, acceptances and any and all other forms of obligations (collectively referred to as "Receivables"), and/or relating to the consignment, pledge, mortgage or other hypotecation of and/or the granting of a security interest in any merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, buildings and/or other property now or hereafter belonging to or acquired by this corporation, to or with Wells Fargo Century and from time to time to modify or supplement said Agreements and arrangements with Wells Fargo Century as to the terms or conditions on which such Receivables are to be sold, assigned, transferred or negotiated to Wells Fargo Century, and as to the terms or conditions on which merchandise, machinery or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged or otherwise hypothecated to or with Wells Fargo Century and are further authorized and empowered on behalf of this corporation to obtain from Wells Fargo Century loans and/or advances in such amounts and on such terms and conditions as such officer or agent deems proper and to execute supplementary Agreements, notes and other evidences of this corporation's indebtedness with respect thereto, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this corporation are hereby further authorized and empowered from time to time to sell, assign, transfer, deliver, endorse, negotiate or otherwise transfer to Wells Fargo Century and its assigns any and all Receivables now or hereafter belonging to or acquired by this corporation, and to make remittances and payment in respect thereof by checks, drafts or otherwise and from time to time to consign, pledge, mortgage or otherwise hypothecate to or with Wells Fargo Century and/or grant to Wells Fargo Century a security interest in merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, building and/or other property now or hereafter belonging to or acquired by this corporation, and for said purposes to execute and deliver any and all assignments, consignments, schedules, transfers, endorsements, contracts, guaranties, mortgages, security agreements, financing or factoring agreements, financing and continuation statements, instruments of pledge and/or other agreements or instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary convenient or proper to carry out, modify or supplement any such Agreement and arrangements made with Wells Fargo Century hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises; and it was further

10

RESOLVED, that any officer, agent or nominee of Wells Fargo Century is hereby authorized and empowered, as this corporation's lawful attorney and agent, to execute financing statements on this corporation's behalf and to file same in any appropriate public office and to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit same in any account or accounts of Wells Fargo Century with any Bank, Banker or Trust Company, to deal with any and all such checks, drafts and other instruments or orders for the payment of money and the proceeds thereof as the property of Wells Fargo Century and to otherwise have all powers granted by the terms of any agreements between this corporation and Wells Fargo Century; and it was further

RESOLVED, that said Bank, Banker and Trust Company be, and they hereby are, authorized and requested to receive for deposit to the credit of Wells Fargo Century without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which Wells Fargo Century may or shall make of the said instruments or the proceeds thereof; and it was further

RESOLVED, that the form of Letter of Instructions with Wells Fargo Century attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of this corporation to Wells Fargo Century said Letter of Instructions and to give instructions to Wells Fargo Century pursuant to said Letter; and it was further

RESOLVED, that either the President, Vice President, Secretary, Treasurer or other officer or any agent of the corporation or any one or more of them, be and hereby are authorized, empowered and directed to make, execute and deliver in the name of the corporation to Wells Fargo Century (a) a copy of these resolutions together with the names and signatures of the officer or officers or any agent of the corporation authorized to execute said Letter of Instructions and to give instructions pursuant thereto and (b) in case of each subsequent change in the individual holding any such office or any such agent, such fact and the name and signature of the new officer or agent (or officers or agents), and Wells Fargo Century shall be entitled to fully rely and act upon each such certification as and when so made to, and received by it; and was further

RESOLVED, that the form of Authorized Signatures of this corporation attached hereto is hereby approved; and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them, be and hereby are authorized and empowered and directed to make, execute and deliver in the name of this

11

corporation to Wells Fargo Century said Authorized Signatures and to give instructions to Wells Fargo Century pursuant to said Authorized Signatures, and it was further

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this Corporation or any one or more of them are authorized to make, sign and deliver on behalf of this corporation, letters of credit, amendments to letters of credit, authorize the waiver of discrepancies, and authorize the issuance of air releases and/or steamship indemnities, relative to our Factoring Contract or Security Agreement - Accounts Receivable - Financing, and any supplement thereto with Wells Fargo Century; and it was further

RESOLVED, that in addition to the specific authorizations heretofore conferred upon the officers of the Corporation, the proper officers of the Corporation be and each of them hereby is, authorized and empowered to do or cause to be done any and all further acts and things, including the execution of any and all such further documents, papers and instruments, as they may deem necessary or appropriate in order to carry into effect the purposes and intent of the foregoing resolutions; and it was further

RESOLVED, that all lawful actions taken by the officers of the Corporation prior to the date of this consent with respect to the matters discussed in the foregoing resolutions be, and the same hereby are, in all respects, approved, ratified and confirmed.

I, ___________________ do hereby certify that I am the Secretary of Everlast Sports Mfg. Corp. a corporation organized and existing under and by virtue of the laws of the State of New York, having its principal business in the City of _____________; that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State of New York on the __ day of February 2006, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and/or foregoing Agreement is one of the agreements referred to in said resolutions and was duly executed pursuant thereto.

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

Secretary:
	(Print Name)	(Signature)

12

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

I do further certify that there is no provision in the Certificate of Incorporation or By-Laws of the said corporation or in the laws of the state of its incorporation requiring any vote or consent of shareholders to authorize any of the matter approved in the foregoing resolution and that such power is vested exclusively in its board of directors.

WITNESS my hand and seal of said corporation this __ day of February 2006.

Agent	(Secretary of Everlast Sports Mfg.
Corp.)
(CORPORATE SEAL)

13

EVERLAST WORLDWIDE INC.

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: AUTHORIZED SIGNATURES OF SCHEDULE OF ASSIGNMENTS

Gentlemen:

The names of the persons authorized, in addition to all Officers of the Corporation, to make, sign and deliver on behalf of this Corporation, Schedules of Assignments of Accounts relative to our Factoring Contract or Security Agreement Accounts Receivable - Financing, and any amendment or supplement thereto, with Wells Fargo Century, Inc., are as follows:

NAME (PRINT)	SIGNATURE

Very truly yours,

EVERLAST WORLDWIDE INC.

By:
Name:
Title:

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: AUTHORIZED SIGNATURES OF SCHEDULE OF ASSIGNMENTS

Gentlemen:

The names of the persons authorized, in addition to all Officers of the Corporation, to make, sign and deliver on behalf of this Corporation, Schedules of Assignments of Accounts relative to our Factoring Contract or Security Agreement Accounts Receivable - Financing, and any amendment or supplement thereto, with Wells Fargo Century, Inc., are as follows:

NAME (PRINT)	SIGNATURE

Very truly yours,

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

By:
Name:
Title:

EVERLAST SPORTS MFG. CORP.

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: AUTHORIZED SIGNATURES OF SCHEDULE OF ASSIGNMENTS

Gentlemen:

The names of the persons authorized, in addition to all Officers of the Corporation, to make, sign and deliver on behalf of this Corporation, Schedules of Assignments of Accounts relative to our Factoring Contract or Security Agreement Accounts Receivable - Financing, and any amendment or supplement thereto, with Wells Fargo Century, Inc., are as follows:

NAME (PRINT)	SIGNATURE

Very truly yours,

EVERLAST SPORTS MFG. CORP

By:
Name:
Title:

EVERLAST WORLDWIDE INC.

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: LETTER OF INSTRUCTIONS

Gentlemen:

In connection with our Factoring Agreement, Security Agreement (Accounts Receivable-Financing), or both, and any amendment or supplement thereto (the "Agreement"), you are authorized to accept and rely upon any written instructions or document given on behalf of the undersigned by any one/two officer(s) or employee(s) authorized by or in accordance with an appropriate resolution delivered to you in connection with the Agreement or identified below (such employee or officer being an "Authorized Officer"). In addition, you are authorized to accept and rely upon any instructions received by telephone, electronic data transmission, telex, TWX, facsimile transmission or bank wire which you believe in good faith to have been given by or on behalf of the undersigned. You shall incur no liability to the undersigned or otherwise as a result of any act or omission by you pursuant to such instructions. All instructions delivered to you by telephone shall be confirmed by the undersigned promptly thereafter in writing. You, however, shall have no liability to the undersigned for acting pursuant to telephone instructions even though you fail to receive such written confirmation or thereafter receive any inconsistent written confirmation.

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

Secretary:
	(Print Name)	(Signature)

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Member:
	(Print Name)	(Signature)

Very truly yours,

EVERLAST WORLDWIDE INC.

By:
Name:
Title:

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: LETTER OF INSTRUCTIONS

Gentlemen:

In connection with our Factoring Agreement, Security Agreement (Accounts Receivable-Financing), or both, and any amendment or supplement thereto (the "Agreement"), you are authorized to accept and rely upon any written instructions or document given on behalf of the undersigned by any one/two officer(s) or employee(s) authorized by or in accordance with an appropriate resolution delivered to you in connection with the Agreement or identified below (such employee or officer being an "Authorized Officer"). In addition, you are authorized to accept and rely upon any instructions received by telephone, electronic data transmission, telex, TWX, facsimile transmission or bank wire which you believe in good faith to have been given by or on behalf of the undersigned. You shall incur no liability to the undersigned or otherwise as a result of any act or omission by you pursuant to such instructions. All instructions delivered to you by telephone shall be confirmed by the undersigned promptly thereafter in writing. You, however, shall have no liability to the undersigned for acting pursuant to telephone instructions even though you fail to receive such written confirmation or thereafter receive any inconsistent written confirmation.

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

Secretary:
	(Print Name)	(Signature)

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Member:
	(Print Name)	(Signature)

Very truly yours,

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

By:
Name:
Title:

EVERLAST SPORTS MFG. CORP.

February __, 2006

Wells Fargo Century, Inc.

119 West 40th Street

New York, New York 10018

RE: LETTER OF INSTRUCTIONS

Gentlemen:

In connection with our Factoring Agreement, Security Agreement (Accounts Receivable-Financing), or both, and any amendment or supplement thereto (the "Agreement"), you are authorized to accept and rely upon any written instructions or document given on behalf of the undersigned by any one/two officer(s) or employee(s) authorized by or in accordance with an appropriate resolution delivered to you in connection with the Agreement or identified below (such employee or officer being an "Authorized Officer"). In addition, you are authorized to accept and rely upon any instructions received by telephone, electronic data transmission, telex, TWX, facsimile transmission or bank wire which you believe in good faith to have been given by or on behalf of the undersigned. You shall incur no liability to the undersigned or otherwise as a result of any act or omission by you pursuant to such instructions. All instructions delivered to you by telephone shall be confirmed by the undersigned promptly thereafter in writing. You, however, shall have no liability to the undersigned for acting pursuant to telephone instructions even though you fail to receive such written confirmation or thereafter receive any inconsistent written confirmation.

President:
	(Print Name)	(Signature)

Vice President:
	(Print Name)	(Signature)

Secretary:
	(Print Name)	(Signature)

Treasurer:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Agent:
	(Print Name)	(Signature)

Member:
	(Print Name)	(Signature)

Very truly yours,

EVERLAST SPORTS MFG. CORP.

By:
Name:
Title:

February __, 2006

Gentlemen:

Please be advised that we have entered into a factoring agreement with Wells Fargo Century, Inc. All of our accounts have been assigned to and are now payable to Wells Fargo Century, Inc. We are hereby enclosing a statement of our account with you. I would appreciate you forwarding your remittance directly to Wells Fargo Century, Inc., as the bills mature.

Kindly remit all payments as follows:

WELLS FARGO CENTURY, INC.

P.O. BOX 360286

PITTSBURGH, PA 15250-6286

Very Truly Yours,

By: ______________________________

Name: ____________________________

Title: _____________________________

(To be printed on Client’s letterhead)

February , 2006

Wells Fargo Century, Inc.

119 West 40th Street 10th Fl.

New York, NY 10018

To Whom It May Concern:

The following are our bank instructions for all future wires:

Account: ___________________

Account#:__________________

Bank Name: ________________

Bank Address: ______________

ABA#:______________________

Also, as per your request, enclosed please find a copy of a void check.

Sincerely,

EVERLAST WORLDWIDE INC.

By:____________________________

Name: _________________________

Title: __________________________

(To be printed on Client’s letterhead)

February , 2006

Wells Fargo Century, Inc.

119 West 40th Street 10th Fl.

New York, NY 10018

To Whom It May Concern:

The following are our bank instructions for all future wires:

Account: ___________________

Account#:__________________

Bank Name: ________________

Bank Address: ______________

ABA#:______________________

Also, as per your request, enclosed please find a copy of a void check.

Sincerely,

EVERLAST WORLD’S BOXING HEADQUARTERS CORPORATION

By:____________________________

Name: _________________________

Title: __________________________

(To be printed on Client’s letterhead)

February , 2006

Wells Fargo Century, Inc.

119 West 40th Street 10th Fl.

New York, NY 10018

To Whom It May Concern:

The following are our bank instructions for all future wires:

Account: ___________________

Account#:__________________

Bank Name: ________________

Bank Address: ______________

ABA#:______________________

Also, as per your request, enclosed please find a copy of a void check.

Sincerely,

EVERLAST SPORTS MFG. CORP.

By:____________________________

Name: _________________________

Title: __________________________